BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST
BlackRock New Jersey Municipal Bond Fund
(the “Fund”)
Service Shares

Supplement dated October 14, 2016
to the Summary Prospectus dated September 28, 2016

Effective as of October 14, 2016, BlackRock Advisors, LLC (“BlackRock”) has agreed to adjust the cap on total expenses to reduce the net expenses paid by shareholders of the Fund. To achieve this expense cap, BlackRock has agreed to waive and/or reimburse fees and/or expenses if the Fund’s annual fund operating expenses, excluding certain expenses described in the prospectus, exceed a certain limit for the Fund’s Service Shares. Accordingly, the Fund’s Summary Prospectus is amended as follows:

The section of the Fund’s Summary Prospectus entitled “Key Facts About BlackRock New Jersey Municipal Bond Fund — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Service Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Shares
Management Fee[1]	0.55%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.25%
Interest Expense	0.03%
Miscellaneous Other Expenses	0.22%
Total Annual Fund Operating Expenses	1.05%
Fee Waivers and/or Expense Reimbursements[1,2]	(0.22)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	0.83%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 31, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates through September 30, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of BlackRock Multi-State Municipal Series Trust or by a vote of a majority of the outstanding voting securities of the Fund.
[2]	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements (excluding Interest Expense, Dividend Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.80% for Service Shares through September 30, 2018. This contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of BlackRock Multi-State Municipal Series Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$85	$312	$558	$1,263

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Shareholders should retain this Supplement for future reference.

SPRO-NJMBSVC-1016SUP